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                                                                   EXHIBIT 10.25
                    Security Associates International, Inc.
                         Common Stock Purchase Warrant
                         Expiring _____________________


Issued:  ______________________
No.
WARRANTHOLDER:  ___________________



NAME:
ADDRESS:


No. of Shares of  Common Stock to be issued upon exercise in full:

     For Value Received, Security Associates International, Inc., a Delaware corporation (the "Corporation"), promises to issue to the holder of this Warrant ("Warrantholder"), its nominees, successors or assigns the nonassessable shares (the "Shares") of the Common Stock (as hereinafter defined), $.0001 par value, of the Corporation at any time from _____________ to _________________ (the "Expiration Date") upon the payment by the Warrantholder to the Corporation of the purchase price per share set forth in
Section 2.2 hereof (the "Purchase Price") and to deliver to the Warrantholder a certificate or certificates representing the Shares purchased. The Warrants are initially exercisable at a price of $___________ per share, payable in cash or by check to the order of the Corporation, or any combination of cash or checks, subject to adjustment as provided in Section 2.2 below. The Warrantholder shall have the right to exercise this Warrant in whole or in part at any time or times on or prior to the Expiration Date. Subject to the conditions hereinafter set forth, the Warrantholder may sell, assign and transfer this Warrant, in whole or in part, and, in the event of any such sale, assignment and transfer, the Corporation agrees to reissue a Warrant or Warrants of like tenor for the unexercised portion hereof. The number of Shares purchasable upon exercise of this Warrant and the Purchase Price per Share shall be subject to adjustment from time to time as set forth herein.

1. Covenants of the Corporation. The Corporation will at all times reserve and keep available out of its authorized shares of Common Stock or its treasury shares, solely for the purpose of issuance upon the exercise of this Warrant as herein provided such number of shares of Common Stock as shall then be issuable upon the exercise of this Warrant. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof. The Corporation will take all such action as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable requirements of any federal or state securities laws. The Corporation will not take any corporate action which would result in any adjustment of the Purchase Price as provided below if by virtue

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of such adjustment the total number of shares of Common Stock issuable after such action upon exercise of this Warrant would exceed the total number of shares of Common Stock then authorized by the Corporation's Certificate of Incorporation. No corporate action may be taken which would have the effect of terminating or restricting the exercise of this Warrant except with the written consent of the holder of this Warrant.

Exercise of Warrant.

     2.1 Dividends. No payment or adjustment shall be made upon any exercise of this Warrant on account of any previous cash dividends.

     2.2 Purchase Price. The Purchase Price shall be $__________ per share or, in case an adjustment of such price has taken place pursuant to the provisions of this paragraph 2, then the Purchase Price shall be the price as last adjusted and in effect at the date this Warrant (or any part hereof) is surrendered for exercise.

     2.3 Adjustment of Purchase Price. Upon each adjustment of the Purchase Price, the Warrantholder shall thereafter be entitled to purchase at the adjusted Purchase Price, the number of shares of Common Stock obtained by multiplying the Purchase Price in effect immediately prior to such adjustment by the number of shares of Common Stock purchasable immediately prior to such adjustment and dividing the product by the Purchase Price as adjusted. No adjustment of the Purchase Price shall be made in an amount less than $.01 per share, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to $.01 per share or more.

     2.4 Subdivision or Combination of Stock.

     In case the Corporation shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares or declare a dividend or make any other distribution upon the Common Stock of the Corporation payable in Common Stock, the Purchase Price in effect immediately prior to such subdivision, dividend or distribution shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Corporation shall be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall be proportionately increased.

     Record Date. In case the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution payable in Common Stock, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution, as the case may be.

Reorganization, Reclassification, Consolidation, Merger or Sale.


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     (a) Any capital reorganization, reclassification, consolidation, merger or sale of all or substantially all of the Corporation's assets to another person or entity which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as an "Organic Change." Prior to the consummation of any Organic Change, the Corporation will make appropriate provisions to insure that each holder of Warrants will +thereafter have the right to acquire and receive such shares of stock, securities or assets as such holder would have received if such holder had exercised this Warrant immediately prior to such Organic Change. In any such Organic Change, the Corporation will make appropriate provisions to insure that the provisions of this Section 2.5 will thereafter be applicable as nearly as may be to the Warrants. The Corporation will not effect any consolidation, merger or sale, unless prior to the consummation thereof, the successor corporation resulting from consolidation or merger or the corporation purchasing such assets assumes the obligation to deliver to such holder of Warrants such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

     (b) If a purchase, tender or exchange offer is made to and accepted by the holders of more than 50% of the outstanding shares of Common Stock of the Corporation, the Corporation shall not effect any consolidation, merger or sale with the person having made such offer or with any affiliate of such person, unless prior to the consummation of such consolidation, merger or sale the holder hereof shall have been given a reasonable opportunity to then elect to receive, upon exercise of this Warrant either the stock, securities or assets then issuable with respect to the Common Stock of the Corporation or the stock, securities or assets, or the equivalent, issued to previous holders of the Common Stock in accordance with such offer.

     2.6 Notice of Adjustment. Upon any adjustment of the Purchase Price, then and in each such case the Corporation shall give written notice thereof to the Warrantholder, which notice shall state the Purchase Price resulting from such adjustment, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

     2.7 Other Notices.  In case at any time:

the Corporation shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

the Corporation shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

there shall be any capital reorganization, or reclassification of the capital stock of the Corporation, or consolidation or merger of the Corporation with, or sale of all or substantially all of its assets to, another corporation; or

there shall be a voluntary dissolution, liquidation or winding up of the Corporation; then, in any one or more of said cases, the Corporation shall give to the Warrantholder, (i) at least 20 days

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prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up ,at least 20 days prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (i) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Convertible Preferred Stock or Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (ii) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Convertible Preferred Stock or Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

     2.8 Redemption.
     (a) The Warrants may be redeemed, on not less than thirty (30) days' prior written notice, at the option of the Corporation, given at any time after one year from the date of issuance of the Warrants, at a redemption price of $.10 per Share for which the Warrant may be exercised (the "Redemption Price"), provided that the Market Price of the Common Stock equals or exceeds $_________ per share (subject to adjustment for subdivision or combination of Common Stock) for a period of 15 out of 20 consecutive trading days ending within 30 days of the date on which the notice of redemption (the "Redemption Notice") is given. For purposes of this Section 2.8, Market Price shall mean (i) the last reported sale price of the Common Stock as reported by the primary stock exchange on which the Common Stock is traded if the Common Stock is traded on a national stock exchange, or the NASDAQ Stock Market, Inc. ("NASDAQ") if the Common Stock is quoted on NASDAQ or (ii) if last sales price information is not available, the average closing bid price of the Common Stock as reported by NASDAQ, or, if the Common Stock is not traded on an exchange or NASDAQ, as reported by the National Quotation Bureau, Inc. All Warrants must be redeemed if any are redeemed.

     (b) The Redemption Notice shall be mailed to the Warrantholder and shall state: (i) the date of redemption (the "Redemption Date"); (ii) the number of Shares subject to purchase pursuant to the Warrants to be redeemed from the holder to whom the notice is addressed; and (iii) instructions for surrender to the Corporation, in the manner and at the place designated, a certificate or certificates representing the number of shares subject to purchase pursuant to the Warrants to be redeemed from such holder.

     (c) Upon receipt of the Redemption Notice, the Warrantholder shall have the option, at its sole election, to specify what portion of its Warrants called for redemption in the Redemption Notice shall be redeemed as provided in this paragraph 2.8 or exercisable for the purchase of Common Stock; provided that the Warrantholder pays the Purchase Price to the Corporation on or prior to the Redemption Date.


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     (d)       On or before the Redemption Date, the Warrantholder shall
surrender the required certificate or certificates representing such Warrants to the Corporation, in the manner and at the place designated in the Redemption Notice, and upon the Redemption Date the Redemption Price for such Warrants shall be paid to the order of the person whose name appears on such certificate or certificates as the owner thereof, and each surrendered certificate shall be canceled and retired.

2.9 Definitions of Common Stock. As used in this Paragraph 2, the term "Convertible Preferred Stock" shall mean the Corporation's Convertible Preferred Stock, $10.00 par value, having the designations, rights , preferences and limitations set forth in the Certificate of Designations, Preferences, Rights and Limitations of Convertible Preferred Stock, attached hereto as Exhibit "A", and "Common Stock" shall mean the Corporation's Common Stock, $.0001 par value, of any class as constituted on the effective date hereof, and shall also include any capital stock of any class of the Corporation (other than the Corporation's Convertible Preferred Stock) thereafter authorized which shall not be limited to a fixed sum or percentage of par value in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation.

2.10 Issue Tax. The issuance of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the holder hereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of this Warrant.

2.11 Closing of Books. The Corporation will not close its books against the transfer of any shares of Common Stock issued or issuable upon the exercise of this Warrant.

2.12 Notice. Any notice or other document required or permitted to be given or delivered to the Warrantholder(s) and holder(s) of shares issued upon exercise of this Warrant Preferred Stock shall be sent by certified or registered mail, return receipt requested, to the Warrantholder at the address now shown on this Warrant or at such other address as the holder(s) shall furnish to the Corporation in writing. Any notice or other document required or permitted to be given or delivered to the Corporation at 2001 South Arlington Heights Road, Arlington Heights, Illinois 60005 or such other address as shall have been furnished to the Warrantholder(s) and holder(s) of Shares by the Corporation.

2.13 Exercise of Warrant. In order to exercise this Warrant, the Warrantholder shall deliver to the Corporation (i) a written notice of such holder's election to exercise this Warrant specifying the number of shares of Common Stock to be purchased, and (ii) payment in cash or by check of the per share Purchase Price multiplied by the number of shares purchased. Upon receipt of written notice, the Corporation shall within ten (10) business days execute or cause to be executed and delivered to such holder a certificate or certificates representing the aggregate number of Shares purchased. If this Warrant shall have been exercised only in part, the

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Corporation shall also deliver a new Warrant of like tenor evidencing the rights of such holder to purchase the remaining Shares called for by this Warrant.

2.14 Limitation of Liability. No provisions hereof, in the absence of affirmative action by the Warrantholder to purchase Shares hereunder, and no mere enumeration herein of the rights or privileges of the Warrantholder shall give rise to any liability of such holder for the Purchase Price or as a shareholder of the Corporation (whether such liability is asserted by the Corporation or creditors of the Corporation).

     IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed by its President or a Vice President, thereunto duly authorized, the execution hereof to be attested by its Secretary or an Assistant Secretary; and the affixing of its corporate seal effective as of the 31st day of December, 1996.

     Security Associates International, Inc.

ATTEST:




By:___________________________    By:___________________________
  Secretary       President

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     [FORM OF ELECTION TO PURCHASE]


     The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase ______ Shares and herewith tenders in payment for such Shares cash or a check or a wire transfer of funds payable to the order of Security Associates International, Inc. in the amount of $______________, all in accordance with the terms hereof. The undersigned requests that a certificate for such Shares be registered in the name of
____________________, whose address is                                   , and
that such Certificate be delivered to __________________________, whose address is _______________________.

Dated: Signature:____________________

     (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)


     _________________________________________

     ________________________________________
     (Insert Social Security or Other
     Identifying Number of Holder)


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     [FORM OF ASSIGNMENT]

     [To be executed by the registered holder if such holder desires to transfer the Warrant Certificate.)


     FOR VALUE RECEIVED _______________________________ hereby sells, assigns and transfers unto

(Please print name and address of transferee) this Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _________________________, Attorney, to transfer the Warrant Certificate on the books of the within-named Company, with full power of substitution.

Dated: Signature:____________________

     (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)



________________________________

________________________________
(Insert Social Security or Other
Identifying Number of Assignee)